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                       HORIZON GROUP PROPERTIES, INC.
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         On April 26, 2001, Horizon Group Properties, Inc. issued the following press release:

                               [Company Logo]



FOR IMMEDIATE RELEASE                 CONTACT:  David Tinkham
                                                Chief Financial Officer
                                                Horizon Group Properties, Inc.
                                                (312) 917-4288


                       HORIZON GROUP PROPERTIES FILES
                SECURITIES ACTION AGAINST DISSIDENT HOLDERS

         (CHICAGO, ILLINOIS - APRIL 26, 2001) - Horizon Group Properties, Inc. ("HGP") (NASDAQ: HGPI), an owner, operator and developer of factory outlet and power centers, today announced that it has filed in Federal district court in Chicago, Illinois a suit against Robert M. Schwartzberg (Washington, DC), John C. Loring (Chicago, Illinois) and Howard M. Amster (Beachwood, OH) alleging that the defendants have violated Federal securities laws in connection with the purported nominations of Mr. Schwartzberg and Mr. Loring as nominees for election to HGP's board of directors at HGP's upcoming annual meeting on May 8, 2001. This suit alleges, among other things, that the defendants have made false and misleading statements in their solicitation materials. HGP has filed motions seeking a temporary restraining order and preliminary injunctive relief, which the Federal court has scheduled to hear on Monday April 30, 2001.

         Based in Chicago, Illinois, Horizon Group Properties, Inc. owns 11 factory outlet centers and one power center in 9 states totaling more than
2.5 million square feet.

                                    ###

         Safe Harbor Statement: The statements contained herein, which are not historical facts, are forward-looking statements which, by their nature, involve known risks, uncertainties and other factors which may cause the actual outcome of the aforesaid litigation to be materially different from any future results that might be implied by such statements. For further information on factors which could impact the Company and the statements contained herein, reference is made to the Company's filings with the Securities and Exchange Commission.